ASSETS HELD FOR SALE AND DISPOSITIONS - Fair value changes (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Summary of fair value changes in properties classified as assets held for sale
Balance, beginning of year	$ 44,238	$ 391,453
Fair value gains, net	1,669	196
Foreign currency translation, net	(1,262)	(3,466)
Disposals	(105,765)	(729,608)
Classified as assets held for sale from investment properties (note 4)	$ 61,120	385,671
Other		(8)
Balance, end of year		$ 44,238